United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

January 22, 2008

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Date of Report

[Date of Earliest Event Reported]

GeNOsys, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-49817	87-0671592
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

280 West Riverpark Drive

Provo, UT  84604

(Address of Principal Executive Offices)

(801) 623-4751

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     See Exhibit 99, Press Release dated January 22, 2008, a copy of which is attached hereto and incorporated herein by reference.  GeNOsys, Inc. (the “Company”) announced the completion of the Company’s Nitric Oxide Generator Portable Tablet.  IriSys Pharmaceuticals (“IriSys”) successfully formulated the tablets into a product that could be manufactured in high quantities yet maintain the necessary tablet hardness, appropriate generated Nitric Oxide concentration and volume.  Further, the completion of the contract with IriSys represents a major milestone in the process toward submitting the Company’s portable Nitric Oxide Generator to the FDA.  The work completed at IriSys was finished on time and under budget.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

Exhibit No.

Exhibit Description

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99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GeNOsys, INC.

Date:	02/11/2008	By:	/s/ John W.R. Miller
John W.R. Miller
President and Director

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